April 21, 2015 ©2015 DISCOVER FINANCIAL SERVICES 1Q15 Financial Results Exhibit 99.3

Notice The following slides are part of a presentation by Discover Financial Services (the "Company") in connection with reporting quarterly financial results and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete. For additional financial, statistical, and business related information, as well as information regarding business and segment trends, see the earnings release and financial supplement included as exhibits to the Company’s Current Report on Form 8-K filed today and available on the Company’s website (www.discover.com) and the SEC’s website (www.sec.gov). The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation, which is available on the Company’s website and the SEC’s website. The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 which is filed with the SEC and available at the SEC's website (www.sec.gov). The Company does not undertake to update or revise forward-looking statements as more information becomes available. 2

1Q15 Summary Financial Results

($MM, except per share data)	1Q15	1Q14	B / (W) $ Δ	B / (W) % Δ
Revenue Net of Interest Expense	$2,171	$2,078	$93	4%
Provision for Loan Losses	390	272	(118)	(43%)
Operating Expense	873	784	(89)	(11%)
Direct Banking	881	994	(113)	(11%)
Payment Services	27	28	(1)	(4%)
Total Pre-Tax Income	908	1,022	(114)	(11%)
Pre-tax, Pre-Provision Income (1)	**1,298**	**1,294**	**4**	**0%**
Income Tax Expense	322	391	69	18%
Net Income	$586	$631	($45)	(7%)
Diluted EPS	**$1.28**	**$1.31**	**($0.03)**	**(2%)**
ROE	**21%**	**23%**		

- Diluted EPS of $1.28, down 2% YOY
- Revenue net of interest expense of $2.2Bn, up 4% YOY primarily due to loan growth, higher direct mortgage related income and higher interchange revenue
- Provision for loan losses increased $118MM, or 43% due primarily to a $30MM reserve build versus a reserve release in the prior year
- Expenses increased $89MM, or 11% primarily due to higher professional fees including anti-money laundering and related compliance program enhancements as well as increased compensation, marketing spend and legal reserves

Note(s)

1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the Company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance; see appendix for a reconciliation

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1Q14 1Q15 80 70 60 50 40 30 20 10 0 $63.9 $50.9 $8.4 $4.3 $67.6 $53.5 $8.7 $5.1 1Q14 1Q15 50 40 30 20 10 0 $26.5 $41.9 $6.5 $2.4 $27.3 $40.8 $6.5 $2.9 1Q15 Loan and Volume Growth 4 Volume ($Bn)Ending Loans ($Bn) Note(s) 1. Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment Total +5.9% Card +5.1% Student +3.9% Personal +17.5% PULSE -2.7% Diners(1) -0.8% Network Partners +23.9% Proprietary +2.9% Total Payments Volume flat YOY

1Q15 Revenue Detail

($MM)	1Q15	1Q14	B / (W) $ Δ	B / (W) % Δ
Interest Income	$1,929	$1,833	$96	5%
Interest Expense	300	270	(30)	(11%)
Net Interest Income	1,629	1,563	66	4%
Discount/Interchange Revenue	536	519	17	3%
Rewards Cost	268	265	(3)	(1%)
Net Discount/Interchange Revenue	268	254	14	6%
Protection Products Revenue	71	83	(12)	(14%)
Loan Fee Income	81	83	(2)	(2%)
Transaction Processing Revenue	42	44	(2)	(5%)
Other Income	80	51	29	57%
Total Non-Interest Income	542	515	27	5%
Revenue Net of Interest Expense	$2,171	$2,078	$93	4%
Direct Banking	$2,097	$1,999	$98	5%
Payment Services	74	79	(5)	(6%)
Revenue Net of Interest Expense	$2,171	$2,078	$93	4%

($MM)	1Q15	1Q14	Change QOQ	Change YOY
Discover Card Sales Volume	$26,379	$25,697	(15%)	3%
Rewards Rate [1]	1.02%	1.03%	-65 bps	-1 bps

- Net interest income of $1.6Bn, up 4% YOY due primarily to loan growth
- Discount and interchange revenue of $536MM, up 3% YOY driven primarily by an increase in card sales
- Rewards rate declined by 1bp YOY and decreased significantly from 4Q14 which included the elimination of the rewards forfeiture reserve
- Protection products revenue of $71MM, down 14% YOY due to the prior suspension of new product sales
- Other income increased by $29MM primarily due to higher direct mortgage related income

Note(s)
1. Rewards cost divided by Discover card sales volume

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1Q15 Net Interest Margin 6 • Total interest yield of 11.37% decreased 7bps YOY driven primarily by lower card yield • Credit card yield decreased 9bps YOY due to portfolio mix • Funding costs on interest-bearing liabilities increased 10bps YOY to 1.77% due primarily to higher fixed rate debt issuances • Net interest margin on receivables decreased 18bps YOY due to lower total yield and higher funding costs Change (%) 1Q15 QOQ YOY Total Interest Yield 11.37% -3 bps -7 bps NIM on Receivables 9.69% -7 bps -18 bps NIM on Interest-Earning Assets 8.17% -11 bps -4 bps 1Q15 1Q14 ($MM) Average Balance Rate Average Balance Rate Credit Card $54,038 12.05% $51,347 12.14% Private Student 8,721 6.95% 8,377 6.85% Personal 5,047 12.19% 4,259 12.54% Home Loans and Other 342 4.23% 244 3.27% Total Loans 68,148 11.37% 64,227 11.44% Other Interest-Earning Assets 12,753 0.59% 13,012 0.66% Total Interest-Earning Assets $80,901 9.67% $77,239 9.62% Direct to Consumer and Affinity $28,891 1.25% $28,572 1.29% Brokered Deposits and Other 17,096 1.50% 16,280 1.54% Interest Bearing Deposits 45,987 1.34% 44,852 1.38% Borrowings 22,653 2.64% 20,679 2.29% Total Interest-Bearing Liabilities $68,640 1.77% $65,531 1.67%

1Q15 Operating Expense Detail

($MM)	1Q15	1Q14	B / (W) $ Δ	B / (W) % Δ
Employee Compensation and Benefits	$331	$307	($24)	(8%)
Marketing and Business Development	182	169	(13)	(8%)
Information Processing & Communications	88	84	(4)	(5%)
Professional Fees	127	99	(28)	(28%)
Premises and Equipment	24	23	(1)	(4%)
Other Expense	121	102	(19)	(19%)
Total Operating Expense	$873	$784	($89)	(11%)
Direct Banking	$828	$735	($93)	(13%)
Payment Services	45	49	4	8%
Total Operating Expense	$873	$784	($89)	(11%)
Operating Efficiency [(1)]	**40.2%**	**37.7%**		**-248 bps**
Adjusted Operating Efficiency [(2)]	**38.6%**	**37.7%**		**-87 bps**

- Employee compensation and benefits of $331MM, up 8% YOY primarily due to higher headcount and higher salaries & commissions
- Marketing and business development expense of $182MM, up 8% YOY due to higher advertising and marketing for card and personal loans
- Professional fees of $127MM, up 28% YOY due in part to costs related to anti-money laundering and related compliance program enhancements
- Other expense of $121MM, up 19% YOY largely due to a $20MM addition to legal reserves

Note(s)

1. Defined as reported total operating expense divided by revenue net of interest expense
2. Operating efficiency adjusted for $15 million anti-money laundering and related compliance program expenses and $20 million legal reserve addition in 1Q15; see appendix for a reconciliation. Management believes adjusted operating efficiency, which is a non-GAAP measure, provides investors with a useful metric to evaluate the ongoing operating performance of the company

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1Q15 Provision for Loan Losses and Credit Quality

($MM)	1Q15	1Q14	B / (W) $ Δ	B / (W) % Δ
Net Principal Charge-Off	$360	$329	($31)	(9%)
Reserve Changes build/(release)	30	(57)	(87)	(153%)
Total Provision for Loan Loss	$390	$272	($118)	(43%)

(%)	1Q15	Change QOQ	Change YOY
Credit Card Loans			
Gross Principal Charge-Off Rate	3.21%	18 bps	-1 bps
Net Principal Charge-Off Rate	2.40%	14 bps	8 bps
30-Day Delinquency Rate [(1)]	1.64%	-9 bps	-8 bps
Reserve Rate	2.79%	16 bps	15 bps
Private Student Loans			
Net Principal Charge-Off Rate (excl. PCI Loans)[(2)]	1.03%	-37 bps	-28 bps
30-Day Delinquency Rate (excl. PCI Loans)[(2)]	1.66%	-14 bps	-13 bps
Reserve Rate (excl. PCI Loans)[(2)]	2.18%	-2 bps	2 bps
Personal Loans			
Net Principal Charge-Off Rate	2.22%	2 bps	15 bps
30-Day Delinquency Rate	0.76%	-3 bps	8 bps
Reserve Rate	2.43%	3 bps	-9 bps
Total Loans			
Gross Principal Charge-Off Rate (excl. PCI Loans)[(2)]	2.98%	12 bps	-3 bps
Net Principal Charge-Off Rate (excl. PCI Loans)[(2)]	2.26%	8 bps	4 bps
30-Day Delinquency Rate (excl. PCI Loans) [(1,2)]	1.57%	-9 bps	-8 bps
Reserve Rate (excl. PCI Loans) [(2)]	2.72%	13 bps	11 bps

- Net charge-offs of $360MM, up 9% YOY and reserve build of $30MM both primarily due to loan growth
- Card net charge-off rate increased 8bps YOY to 2.40%
- Card 30+ day delinquency rate of 1.64% decreased 8bps YOY
- Student loan net charge-off rate excluding PCI loans of 1.03%, down 28bps YOY
- Personal loan net charge-off rate of 2.22%, up 15bps YOY

Note(s)

1. During the first quarter of 2015, a payment processing change was implemented which had the effect of contributing favorably to the delinquencies of certain accounts. These changes partially contributed to the decline in the delinquency rate
2. Excludes PCI loans which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

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Capital Position 9 Note(s) 1. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014 and March 31, 2014 2. Tier 1 Common Capital Ratio (under Basel I) is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. See appendix for a reconciliation 3. Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure. The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions. For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules see appendix Capital Ratios • Received non-objection from Federal Reserve for proposed capital actions from 4/1/15 through 6/30/16 - Increased quarterly common dividend from $0.24 to $0.28 per share on 4/16/15 - Plan to repurchase up to $2.2Bn of common stock through the five quarters Basel III Transition Basel I 1Q15 4Q14 1Q14 Total Risk Based Capital Ratio (1) 17.6% 17.0% 18.1% Tier 1 Risk Based Capital Ratio (1) 15.6% 14.9% 15.8% Tier 1 Common Capital Ratio(1,2) N/A 14.1% 14.9% Tier 1 Leverage Ratio (1) 13.3% 13.2% 13.4% Common Equity Tier 1 Capital Ratio(1) 14.8% N/A N/A Basel III Fully Phased-in Common Equity Tier 1 Capital Ratio (3) 14.7% 14.1% N/A

Appendix

Reconciliation of GAAP to Non-GAAP Data Note(s) 1. Pre-tax, pre-provision income, which is derived by adding provision for loan losses to pre-tax income, is a non-GAAP financial measure which should be viewed in addition to, and not as a substitute for, the company's reported results. Management believes this information helps investors understand the effect of provision for loan losses on reported results and provides an alternate presentation of the Company's performance 2. Adjusted operating efficiency is calculated using adjusted operating expense, a non-GAAP measure, divided by revenue net of interest expense. Management believes this information provides investors with a useful metric to evaluate the ongoing operating performance of the Company 11 Quarter Ended (unaudited, in millions) Mar 31, 2015 Mar 31, 2014 Provision for loan losses $390 $272 Income before income taxes 908 1,022 Pre-tax, pre-provision income (1) $1,298 $1,294 Revenue net of interest expense $2,171 $2,078 Total operating expense 873 784 Excluding legal reserve addition 20 — Excluding anti-money laundering and related compliance program expenses 15 — Adjusted operating expense $838 $784 Adjusted operating efficiency (2) 38.6% 37.7%

Reconciliation of GAAP to Non-GAAP Data (cont'd)

(unaudited, in millions)	Quarter Ended Mar 31, 2015	Dec 31, 2014	Mar 31, 2014
GAAP total common equity	$10,651	$10,574	$10,461
Less: Goodwill	(257)	(257)	(284)
Less: Intangibles	(175)	(176)	(182)
Tangible common equity[1]	$10,219	$10,141	$9,995
Effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital		138	71
Total tier 1 common capital (Basel I)[2]		$10,279	$10,066
Add: Adjustments related to capital components[3]		26	N/A
Common equity Tier 1 capital (Basel III fully phased-in)		$10,305	N/A
Common equity Tier 1 capital (Basel III transition)	$10,495		
Adjustments related to capital components during transition[4]	(88)		
Common equity Tier 1 capital (Basel III fully phased-in)	$10,407		
Risk weighted assets (Basel I)	N/A	$72,889	$67,365
Risk weighted assets (Basel III transition)	$70,864	N/A	N/A
Risk weighted assets (Basel III fully phased-in)[5]	$70,757	$73,315	N/A
Tier 1 common capital ratio (Basel I)[6,7]	N/A	14.1%	14.9%
Common equity Tier 1 capital ratio (Basel III transition)[6]	14.8%	N/A	N/A
Common equity Tier 1 capital ratio (Basel III fully phased-in)[6,8]	14.7%	14.1%	N/A

Note(s)
1. Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company
2. Tier 1 common capital (under Basel I), a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so users of this information are advised to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company's capital
3. Adjustments related to capital components for fully phased-in Basel III include deferred tax liabilities related to intangible assets and deduction for deferred tax assets
4. Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion
5. Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments
6. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. The Company reported under Basel I at December 31, 2014 and March 31, 2014
7. Tier 1 common capital ratio is calculated using tier 1 common capital (Basel I), a non-GAAP measure, divided by risk weighted assets (Basel I)
8. Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)

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